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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                   MAY 4, 2001



                             CT COMMUNICATIONS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NORTH CAROLINA               0-19179          56-1837282

         (STATE OR OTHER            (COMMISSION      (IRS EMPLOYER
         JURISDICTION               FILE NUMBER)     IDENTIFICATION
         OF INCORPORATION)                           NUMBER)



CT COMMUNICATIONS, INC.
68 CABARRUS AVENUE, EAST
CONCORD, NORTH CAROLINA                               28025

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (704) 722-2500

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

         CT Communications, Inc. (the "Company") announced on May 9, 2001 that on May 4, 2001, the Company entered into a credit agreement with CoBank, ACB, as Administrative Agent, providing for a $50 million fourteen-year term loan and a $90 million five-year revolving credit facility.






ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press Release, dated May 9, 2001, announcing that on May 4, 2001, CT Communications, Inc. entered into a credit agreement with CoBank, ACB, as Administrative Agent, providing for a $50 million fourteen-year term loan and a $90 million five-year revolving credit facility.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CT COMMUNICATIONS, INC.


Date:  May 15, 2001                          By:  /s/ Amy M. Justis
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                                                  Amy M. Justis
                                                  Vice President - Finance

                                  EXHIBIT INDEX




EXHIBIT
NUMBER            EXHIBIT
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99.1 Press Release, dated May 9, 2001, announcing that on May 4, 2001, CT Communications, Inc. entered into a credit agreement with CoBank, ACB, as Administrative Agent, providing for a $50 million fourteen-year term loan and a $90 million five-year revolving credit facility.